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                                                                    EXHIBIT 10.1

                              INDEMNITY AGREEMENT

     This Indemnity Agreement (this "Agreement") is made as of October 21, 1997 by and between Virtual Mortgage Network, Inc., (the "Company"), and __________ ______ (the "Indemnitee"), a director [officer] of the Company.


                              W I T N E S S E T H:

     WHEREAS, the Indemnitee is currently serving [has agreed to serve] as a director [officer] of the Company and in such capacity has rendered valuable services to the Company.

     WHEREAS, the Company has investigated the availability and sufficiency of liability insurance and applicable statutory indemnification provisions to provide its directors and officers with adequate protection against various legal risks and potential liabilities to which directors and officers are subject due to their position with the Company and has concluded that insurance and statutory provisions may provide inadequate and unacceptable protection to certain individuals requested to serve as its directors and officers.

     WHEREAS, in order to induce and encourage highly experienced and capable persons such as the Indemnitee [to continue] to serve as a director [officer] of the Company, the Board of Directors has determined, after due consideration and investigation of the terms and provisions of this Agreement and the various other options available to the Company and the Indemnitee in lieu of this Agreement, that this Agreement is not only reasonable and prudent but necessary to promote and ensure the best interests of the Company and its stockholders.
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     NOW, THEREFORE, in consideration of the [continued] services of the
Indemnitee and in order to induce the Indemnitee [to continue] to serve as a director [officer], the Company and the Indemnitee agree as follows:

SECTION 1.  DEFINITIONS
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     As used in this Agreement:

     (a) The term "Expenses" includes, without limitation, attorneys' fees, disbursements and retainers, accounting and witness fees, travel and deposition costs, expenses of investigations, judicial or administrative proceedings or appeals, amounts paid in settlement by or on behalf of Indemnitee, and any expenses of establishing a right to indemnification pursuant to this Agreement or otherwise including reasonable compensation for time spent by the Indemnitee in connection with the investigation, defense or appeal of a Proceeding or action for indemnification for which he is not otherwise compensated by the Company or any third party. The term "Expenses" does not include the amount of judgments, fines, liabilities, penalties or ERISA excise taxes actually levied against the Indemnitee.

     (b) The term "Indemnified Costs" shall mean all Expenses, judgments, fines, liabilities, penalties and ERISA excise taxes actually incurred by the Indemnitee in connection with the investigation, defense, appeal or settlement of any Proceeding.

     (c) The term "Proceeding" shall include any threatened, pending or completed action, suit or proceeding, whether brought by or in the name of the Company or otherwise and whether of a civil, criminal or administrative or investigative nature, by reason of the fact that the Indemnitee is or was a director of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another enterprise, whether or not the Indemnitee is serving in such capacity at the

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time any Indemnified Cost is incurred for which indemnification or reimbursement is to be provided under this Agreement.

SECTION 2. AGREEMENT TO SERVE
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     The Indemnitee agrees to continue to serve as a director [officer] of the
Company at the will of the Company for so long as he is duly elected or appointed or until such time as he tenders his resignation in writing. Any present or future employment agreement between the Indemnitee and the Company is not modified by this Agreement and nothing contained herein creates in the Indemnitee any right of continued employment.

     2.1  Repayment of Indemnified Costs.  The Indemnitee will reimburse the
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Company for all Indemnified Costs paid by the Company if and only to the extent that a court of competent jurisdiction finally decides that the Indemnitee is not entitled to be indemnified by the Company for such Indemnified Costs under the provisions of applicable law, the Company's Articles or Certificate of Incorporation, as applicable, its Bylaws, this Agreement, or otherwise. The burden of proving by clear and convincing evidence that indemnification or advances are not appropriate shall be on the Company.

     2.2  Repayment.  The Indemnitee will promptly repay to the Company any
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amounts paid to the Indemnitee pursuant to other rights of indemnification or under any insurance policy, to the extent those payments are duplicative of payments under this Agreement.

SECTION 3.  INDEMNIFICATION
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     3.1  Indemnification.  The Company shall indemnify the Indemnitee if the
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Indemnitee is a party to or threatened to be made a party to or otherwise involved in any Proceeding, by reason of the fact that the Indemnitee is or was a director [officer] of the Company, or is or was serving at the request of the Company as a director, officer,

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employee or agent of another enterprise against all Indemnified Costs, to the fullest extent permitted by applicable law.

     3.2  Partial Indemnification.  If the Indemnitee is entitled under any
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provision of this Agreement to indemnification by the Company for some or a portion of, but not the total amount of, the Indemnified Costs, the Company shall nevertheless indemnify the Indemnitee for the portion of the Indemnified Costs to which the Indemnitee is entitled.

     3.3  Indemnification Hereunder Not Exclusive.  The indemnification provided
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by this Agreement shall not be deemed exclusive of any other rights to which the
Indemnitee may be entitled under the Articles or Certificate of Incorporation, as applicable, the Bylaws, any other agreement, any vote of stockholders or disinterested directors, applicable law, or otherwise, both as to action in the Indemnitee's official capacity and as to action in another capacity on behalf of the Company while holding office.

     3.4  Indemnification of Expenses of Successful Party.  Notwithstanding any
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other provisions of this Agreement, to the extent that the Indemnitee has been successful in defense of any Proceeding or in defense of any claim, issue or matter therein, on the merits or otherwise, including the dismissal of a Proceeding without prejudice, the Indemnitee shall be indemnified against all Expenses incurred in connection therewith to the fullest extent permitted by applicable law.

SECTION 4.  PRESUMPTIONS
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     4.1  Presumption Regarding Standard of Conduct.  The Indemnitee shall be
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conclusively presumed to have met the relevant standards of conduct as defined by applicable law for indemnification pursuant to this Agreement.

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     4.2  Determination of Right to Indemnification.  The Company shall pay all
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claims under this Agreement within 15 days of receipt of written notice by the
Indemnitee. The Company agrees that it has no defense to the nonpayment of such claims and that its remedies are limited to reimbursement as provided in Section
2.1 of this Agreement. The Indemnitee's Expenses incurred in connection with any Proceeding concerning his right to indemnification or advances in whole or in part pursuant to this Agreement shall also be indemnified by the Company regardless of the outcome of the Proceeding.

SECTION 5.  ADVANCES OF EXPENSES
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     The Expenses incurred by the Indemnitee in any Proceeding shall be paid promptly by the Company in advance of the final disposition of the Proceeding at the written request of the Indemnitee to the fullest extent permitted by applicable law; provided that as long as applicable law requires an undertaking, the Indemnitee shall undertake in writing to repay such amount to the extent that it is ultimately determined that the Indemnitee is not entitled to indemnification.

SECTION 6.  INDEMNIFICATION PROCEDURE
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     6.1  Notice.  Promptly after receipt by the Indemnitee of notice of the
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commencement of any Proceeding, the Indemnitee will, if a claim is to be made against the Company under this Agreement, notify the Company of the commencement thereof. The omission to so notify the Company will not relieve the Company from any liability which the Company may have to the Indemnitee otherwise than under this Agreement.

     6.2  Company Participation.  With respect to any Proceeding for which
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indemnification is requested, the Company will be entitled to participate therein at its own expense and, except as otherwise provided below, to the extent that it may wish, the

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Company may assume the defense of the Proceeding, with counsel satisfactory to the Indemnitee. After notice from the Company to the Indemnitee of its election to assume the defense of a Proceeding, the Company will not be liable to the Indemnitee under this Agreement for any legal or other expenses subsequently incurred by the Indemnitee with the defense thereof, other than reasonable costs of investigation or as otherwise provided below. The Indemnitee shall have the right to employ the Indemnitee's counsel in any Proceeding but the fees and expenses of the counsel incurred after notice from the Company of its assumption of the defense of the Proceeding shall be at the expense of the Indemnitee, unless (i) the employment of counsel by the Indemnitee has been authorized by the Company, (ii) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of the defense of a Proceeding, or (iii) the Company shall not in fact have employed counsel to assume the defense of a Proceeding, in each of which cases the fees and expenses of the Indemnitee's counsel shall be at the expense of the Company. The Company shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Company or as to which the Indemnitee has made the conclusion that there may be a conflict of interest between the Company and the Indemnitee.

     6.3  Settlement.  Neither the Company nor the Indemnitee shall settle or
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compromise any Proceeding in any manner which would impose any penalty or limitation on either the Indemnitee or the Company without the written consent of either the Company or the Indemnitee, as the case may be; provided, however, that neither the Company nor the Indemnitee shall unreasonably withhold such consent.

     6.4  Subrogation.  If the Company pays Indemnified Costs, the Company will
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be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee against third parties. The Indemnitee will do all things reasonably necessary to secure such rights, including the execution of documents necessary to enable the Company effectively to bring suit to enforce such rights.

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SECTION 7.  LIMITATIONS ON INDEMNIFICATION
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     No payments pursuant to this Agreement shall be made by the Company:

     (a) to indemnify or advance Expenses to the Indemnitee with respect to Proceedings initiated or brought voluntarily by the Indemnitee and not by way of defense, except with respect to Proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under applicable law, but the indemnification or advancement of Expenses may be provided by the Company in specific cases if the Board of Directors finds it to be appropriate;

     (b) to indemnify the Indemnitee for any Indemnified Costs for which payment is actually made to the Indemnitee under a valid and collectible insurance policy, except in respect of any excess beyond the amount of payment under such policy;

     (c) to indemnify the Indemnitee for any Indemnified Costs sustained in any Proceeding for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder and amendments thereto or similar provisions of any federal, state or local statutory law; or

     (d) if a court of competent jurisdiction shall finally determine that any indemnification hereunder is unlawful.

SECTION 8.  MAINTENANCE OF LIABILITY INSURANCE
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     8.1  Affirmative Covenant of the Company.  The Company hereby covenants and
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agrees that, as long as the Indemnitee shall continue to serve as a director of the Company and thereafter so long as the Indemnitee shall be subject to any possible Proceeding, the Company, subject to subsection 8.3 of this Agreement, shall promptly

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obtain and maintain in full force and effect directors' and officers' liability insurance ("D&O Insurance") in reasonable amounts from established and reputable insurers.

     8.2  Indemnitee Named as Insured.  In all D&O Insurance policies, the
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Indemnitee shall be named as an insured in a manner that provides the Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors and officers.

     8.3  Exemption from Maintenance of Insurance.   Notwithstanding the
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foregoing, the Company shall have no obligation to obtain or maintain D&O
Insurance if the Company determines in good faith that insurance is not reasonably available, the premium costs for insurance are, in the opinion of the Company, disproportionate to the amount of coverage provided, the coverage provided by such insurance is so limited by exclusions that it provides an insufficient benefit, or the Indemnitee is covered by similar insurance maintained by a subsidiary of the Company. If the Company provides D&O Insurance for any officer or director of the Company, the Company shall provide D&O Insurance for the Indemnitee under terms at least as favorable to the Indemnitee as those secured for such other officers or directors.

SECTION 9.  MISCELLANEOUS
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     9.1  Successors and Assigns.  This Agreement shall be binding upon, and
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shall inure to the benefit of the Indemnitee and the Indemnitee's heirs, personal representatives and assigns, and the Company and its successors and assigns.

     9.2  Separability.  Each provision of this Agreement is a separate and
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distinct agreement and independent of the others, so that if any provision of this Agreement shall be held to be invalid or unenforceable for any reason, the invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof. To the extent required, any provision of this Agreement may be modified by a

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court of competent jurisdiction to preserve its validity and to provide the
Indemnitee with the broadest possible indemnification permitted under applicable law.

     9.3  Savings Clause.  If this Agreement or any portion hereof shall be
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invalidated on any ground by any court of competent jurisdiction, then the
Company shall nevertheless indemnify Indemnitee as to Indemnified Costs with respect to any Proceeding to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated or by any applicable provision of applicable law.

     9.4  Interpretation; Governing Law.  This Agreement shall be construed as a
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whole and in accordance with its fair meaning.  Headings are for convenience only and shall not be used in construing meaning. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Nevada; provided that, in the event the Company should reincorporate in the State of Delaware, this Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware. Any claims made pursuant to this Agreement shall be governed by the governing law in effect on the date such claim is made.

     9.5  Amendments.  No amendment, waiver, modification, termination or
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cancellation of this Agreement shall be effective unless in writing signed by the party against whom enforcement is sought. The indemnification rights afforded to the Indemnitee by this Agreement are contract rights and may not be diminished, eliminated or otherwise affected by amendments to the Company's Articles or Certificate of Incorporation, as applicable, Bylaws or other agreements, including D&O Insurance policies.

     9.6  Counterparts.  This Agreement may be executed in one or more
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counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each party and delivered to the other.

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     9.7  Notices.  Any notice required to be given under this Agreement shall
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be directed to Virtual Mortgage Network, Inc. at 4590 MacArthur Boulevard, Suite
175, Newport Beach, California 92660, Attention: President, and to Indemnitee at the address set forth below or to another address as either shall designate in writing.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                         INDEMNITEE



                         -------------------------------------------------------
                         Name:
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                         Address:
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                         VIRTUAL MORTGAGE NETWORK, INC.



                         By:
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                         Name:
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                         Title:
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                                 ATTACHMENT I

                        VIRTUAL MORTGAGE NETWORK, INC.

                  LIST OF OFFICERS AND DIRECTORS SIGNING THE
                              INDEMNITY AGREEMENT


Ronald Morck
Dianne David
Michael Barron
Larry Wells
Randall Fowler
John Wells
Chuck Lamb
T. Michael Anderson
Lee W. Shorey
Michael Balter
John D. Murray
Robert Gottesman
Jayne Fielding